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SCHEDULE 13D                                                CUSIP No. 759351109

                                  Exhibit A


                            Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) of Regulation 13D-G of the Securities Exchange Act of 1934, the persons or entities below agree to the joint filing on behalf of each of them of the Statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of Reinsurance Group of America, Incorporated, and agree that such statement is, and any amendments thereto filed by any of them will be, filed on behalf of each of them, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings.

In evidence thereof the undersigned hereby execute this Agreement this 30th day of January, 2002.

                               METLIFE, INC.

                               By:  /s/ Gwenn L. Carr
                                    ________________________________________
                                    Name:     Gwenn L. Carr
                                    Title:    Vice-President and Secretary

                               METROPOLITAN LIFE INSURANCE COMPANY

                               By:  /s/ Gwenn L. Carr
                                    ________________________________________
                                    Name:     Gwenn L. Carr
                                    Title:    Vice-President and Secretary

                               GENAMERICA FINANCIAL CORPORATION

                               By:  /s/ Matthew P. McCauley
                                    ________________________________________
                                    Name:     Matthew P. McCauley
                                    Title:    Vice-President, General
                                              Counsel and Secretary

                               GENERAL AMERICAN LIFE INSURANCE COMPANY

                               By:  /s/ Matthew P. McCauley
                                    ________________________________________
                                    Name:     Matthew P. McCauley
                                    Title:    Vice-President, General
                                              Counsel and Secretary

                               EQUITY INTERMEDIARY COMPANY

                               By:  /s/ Matthew P. McCauley
                                    ________________________________________
                                    Name:     Matthew P. McCauley
                                    Title:    Director, Vice-President,
                                              General Counsel and Secretary


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